Exhibit (q)(1)

THE TOCQUEVILLE TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Pandick and Steven Tyrrell with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of December, 2007.

/s/ Charles W. Caulkins
Charles W. Caulkins

THE TOCQUEVILLE TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Pandick and Steven Tyrrell with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of December, 2007.

/s/ James W. Gerard
James W. Gerard

THE TOCQUEVILLE TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Pandick and Steven Tyrrell with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of December, 2007.

/s/ William F. Indoe
William F. Indoe

THE TOCQUEVILLE TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Pandick and Steven Tyrrell with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of December, 2007.

/s/ Guy A. Main
Guy A. Main

THE TOCQUEVILLE TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Pandick and Steven Tyrrell with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of December, 2007.

/s/ William J. Nolan III
William J. Nolan III

THE TOCQUEVILLE TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas Pandick and Steven Tyrrell with full power of substitution and resubstitution, as his true and lawful attorney-in-fact and agent to execute in his name, place and stead, and on his behalf, in his capacity as a director, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective and post-effective amendments) and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective and post-effective amendments) filed by The Tocqueville Trust (the “Corporation”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney-in-fact and agent deems necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of December, 2007.

/s/ Larry M. Senderhauf
Larry M. Senderhauf